                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joe R. Lee, Clarence Otis, Jr. and Paula J. Shives, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration of debt securities of Darden Restaurants, Inc., and any and all amendments (or post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with such state commissions and other agencies as necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated as of June 22, 2000

Signature                                Title
---------                                -----

/s/ Daniel B. Burke                      Director
-----------------------------
Daniel B. Burke


/s/ Odie C. Donald                       Director
-----------------------------
Odie C. Donald


                                         Director
-----------------------------
Julius Erving, II


/s/ Michael D. Rose                      Director
-----------------------------
Michael D. Rose


/s/ Hector de J. Ruiz                    Director
-----------------------------
Hector de J. Ruiz


/s/ Maria A. Sastre                      Director
-----------------------------
Maria A. Sastre


/s/ Jack A. Smith                        Director
-----------------------------
Jack A. Smith


/s/ Rita P. Wilson                       Director
-----------------------------
Rita P. Wilson


/s/ Bradley D. Blum                      Director and President, Olive Garden
-----------------------------
Bradley D. Blum
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Signature                                Title
---------                                -----

/s/ Joe R. Lee                           Director, Chairman of the Board and
-----------------------------            Chief Executive Officer (principal
Joe R. Lee                               executive officer)


/s/ Richard E. Rivera                    Director and President, Red Lobster
-----------------------------
Richard E. Rivera


/s/ Blaine Sweatt, III                   Director and President, New Business
-----------------------------            Development
Blaine Sweatt, III


/s/ Clarence Otis, Jr.                   Senior Vice President - Chief Financial
-----------------------------            Officer (principal financial and
Clarence Otis, Jr.                       principal accounting officer)